Exhibit 10.13.8+

AMENDMENT NO. 7 TO SPRINT MASTER APPLICATION AND SERVICES AGREEMENT
This Amendment No. 7 (“Amendment No. 7”) to the Sprint Master Application and Services Agreement (“Agreement”) effective April 08, 2013 (“Amendment No. 7 Effective Date”) is between Sprint United Management Company (“Sprint”), and Telenav, Inc., a Delaware corporation (“Supplier”). Except as otherwise indicated, defined terms in this Amendment have the same meaning as in the Agreement.

I.	Background

A.	The parties entered into the Agreement on January 30, 2009.
The parties entered into Amendment No. 1 effective July 1, 2009.
The parties entered into Amendment No. 2 effective December 16, 2009.
The parties entered into an Addendum dated March 12, 2010.
The parties entered into Amendment No. 3 effective September 1, 2010.
The parties entered into Amendment No. 4 effective March 29, 2012.
The parties entered into Amendment No. 5 effective July 1, 2012.
The parties entered into Amendment No. 6 effective January 18, 2013.

B.	The parties agree to modify the Agreement as set forth in this Amendment No. 7.
The parties agree as follows:

II.	Amendment

A.	The Agreement is amended by deleting Section 24.a in its entirety and replacing it as follows:
The initial term of this Agreement will commence on the Effective Date and end December 31, 2015 (the “Initial Term”). This Agreement will automatically renew (except Application 5) for additional twelve (12) month periods (each twelve (12) month period is referred to as an “Extension Term”) unless terminated by written notice to the other Party at least ninety (90) days prior to the expiration of the Initial Term or an Extension Term. Each Extension Term, together with the Initial Term is referred to as the “Term.”

B.	Section 3.E of Exhibit D to the Agreement is hereby deleted and amended in its entirety as follows:

A.	Bundled Pricing for Application 5.
Sprint will have the right to distribute Application 5, Product 5d, Sprint Navigation or TeleNav Basic to all Sprint subscribers on the Sprint Network as part of a Bundled Offering, and will in addition have the right to distribute Product 5d to all Sprint subscribers on the Boost Mobile and Virgin Mobile USA networks, in each case as part of Bundled Offerings through [*****]. At Suppliers election, Supplier may provide Product 5b, as an alternative to Product 5d for any handset as an alternative product for availability. As of the Effective Date of Amendment 7, Sprint has paid the Fixed License and Service Fee (related to Application 5) to Company through [*****]. In the event the number of Sprint subscribers permitted to access Application 5 as part of a Bundled Offering, exceeds [*****] in a calendar month during calendar year 2012 through [*****], for all incremental subscribers for that month Sprint will pay to Supplier an amount to be agreed on a per subscriber basis, but not to exceed [*****] per subscriber per month.

E.1 Extension Term for the Bundled Offering:
For a term of [*****] beginning [*****] and ending [*****] (the “Bundled Offering Extension Term”), Sprint will have the right to distribute Application 5, Product 5d, Sprint Navigation or TeleNav Basic on the Sprint Network as part of a Bundled Offering to its customers, and will also have the right to distribute Product 5d to all customers on the Boost Mobile and Virgin Mobile USA networks,

Sprint Confidential Information - Restricted
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[*****]
Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

in each case as part of Bundled Offerings (the “Bundled Offering Extension”). At Suppliers election, Supplier may provide Product 5b, as an alternative to Product 5d for any handset as an alternative product for availability. In exchange for the distribution right provided to Sprint in connection with the Bundled Offering Extension, Sprint will pay to Supplier an aggregate license fee of [*****] (the “Bundled Offering Extension License Fee”). The Bundled Offering Extension License Fee shall be divided into equal monthly payments in accordance with the Agreement. In the event the number of Sprint subscribers permitted to access Application 5 as part of a Bundled Offering, exceeds [*****] in a calendar month during the Bundled Offering Extension Term, for all incremental subscribers for that month Sprint will pay to Supplier an amount to be agreed on a per subscriber basis, but not to exceed [*****] per subscriber per month. All customers shall be unbundled at the end of the Bundled Offering Extension Term.

III.	General

A.	Other than as set forth above, the Agreement remains unchanged and in full force and effect.

B.	If there is a conflict between the terms of the Agreement, any previous Amendment(s) and this Amendment No. 7, this Amendment No. 7 will control unless otherwise stated in this Amendment No. 7.
This Amendment No. 7 executed by authorized representatives of Sprint and Supplier incorporates the terms and conditions of the Agreement.

SPRINT/UNITED MANAGEMENT COMPANY By:__/s/ Esmeralda Phillips_______________ Name:__Esmeralda Phillips______________ Title:_Sourcing Manager_____________ Date:__April 8, 2013____________________	TELENAV, INC. By:____/s/ Michael Strambi______________ Name:_Michael Strambi_________________ Title:_Chief Financial Officer_____________ Date:__April 10, 2013____________________

Sprint Confidential Information - Restricted
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[*****]
Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.